Exhibit 10.46
AMENDMENT, dated as of October 2, 2020 (this “Amendment”), to the FIRST AMENDMENT AND WAIVER, dated as of April 27, 2020 (the “First Amendment and Waiver”) to the FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2017 (as amended on April 27, 2020, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among HANESBRANDS INC., a Maryland corporation (the “Parent Borrower”), MFB INTERNATIONAL HOLDINGS S.À R.L., a société à responsabilité limitée, incorporated and existing under the laws of the Grand Duchy of Luxembourg, having its registered office at 33, rue du Puits Romain, L-8070 Bertrange and registered with the Luxembourg Trade and Companies Register under number B 182.082 (the “Lux Borrower”), HBI Holdings Australasia Pty Ltd (the “Australian Borrower” and, together with the Parent Borrower and the Lux Borrower, the “Borrowers”), the Lenders party thereto from time to time and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as the Administrative Agent and the Collateral Agent (in such capacities, the “Administrative Agent”), among the Borrowers, the Lenders party hereto and the Administrative Agent.
W I T N E S S E T H :
WHEREAS, the Parent Borrower has requested that the Required Covenant Lenders consent to modify certain waivers in the First Amendment and Waiver to enable the Parent Borrower to pursue internal reorganizations, and the Required Covenant Lenders are willing to consent to such modifications on the terms and subject to the conditions set forth in this Amendment;
WHEREAS, the Borrowers, the Required Covenant Lenders and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein.
NOW, THEREFORE, pursuant to Section 10.1 of the Credit Agreement, the parties hereto hereby agree as follows:
SECTION 1.     DEFINITIONS.
1.1Terms defined in the Credit Agreement or First Amendment and Waiver and used herein shall have the meanings given to them in the Credit Agreement or First Amendment and Waiver, as applicable, unless otherwise defined herein.
SECTION 2.     AMENDMENT TO FIRST AMENDMENT AND WAIVER
On and after the Amendment Effective Date, each Lender party hereto (which collectively constitute the Required Covenant Lenders) hereby consents to amend the First Amendment and Waiver as follows:

a.Section 3.1(c) of the First Amendment and Waiver is hereby amended and restated in its entirety as follows: “make any Restricted Payments pursuant to Section 7.2.6 of the Credit Agreement; provided that (i) the Parent Borrower shall be permitted to issue common stock dividends of up to $215 million in the aggregate in any trailing twelve month period and (ii) the Parent Borrower and its Subsidiaries shall be permitted to make Restricted Payments so long as they are (x) among the Parent Borrower and the Subsidiary Guarantors, (y) from entities that are not Subsidiary Guarantors to Subsidiary Guarantors or the Parent Borrower or (z) between entities that are not Subsidiary Guarantors”; and
b.Section 3.1(f) of the First Amendment and Waiver is hereby amended and restated in its entirety as follows: “enter into any mergers pursuant to Section 7.2.10(a) (other than (x)

among Subsidiary Guarantors or the Parent Borrower, (y) any merger or consolidation of entities that are not Subsidiary Guarantors with and into Subsidiary Guarantors or the Parent Borrower (and, for the avoidance of doubt, the surviving entity is a Subsidiary Guarantor or the Parent Borrower) or (z) any merger or consolidation between entities that are not Subsidiary Guarantors) or make any Permitted Acquisitions pursuant to Section 7.2.10(b) of the Credit Agreement”.
SECTION 3.    CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective on the date on which each of the following conditions have been satisfied or waived in accordance with the terms hereof and the Credit Agreement (such date, the “Amendment Effective Date”):
3.1Counterparts. This Amendment shall have been executed and delivered by the Borrowers, the Administrative Agent and the Required Covenant Lenders.
3.2Certificate. The Administrative Agent shall have received a certificate of the Parent Borrower dated as of the Amendment Effective Date, duly executed and delivered by an Authorized Officer of the Parent Borrower certifying as to the matters set forth in Section 4 below.
3.3Fees and Expenses. All fees and out-of-pocket expenses for which invoices have been presented prior to the Amendment Effective Date (including the reasonable fees and expenses of legal counsel) required to be paid or reimbursed by the Borrowers pursuant to Section 10.3 of the Credit Agreement or any other letter agreement in connection with this Amendment shall have been paid or reimbursed.
SECTION 4.     REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent to the Administrative Agent and each Lender, as follows:
4.1After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) as of such earlier date; and
4.2At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 5.     MISCELLANEOUS.
5.1Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Collateral Agent or the Lenders except as expressly stated herein. Except as expressly amended, consented to or waived hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

5.2Loan Documents. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents. Each Borrower executing this Amendment confirms and agrees that notwithstanding the effectiveness of this Amendment, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by this Amendment.
5.3Counterparts and Electronic Signatures. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

5.4GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

HANESBRANDS INC.,
as Parent Borrower

By /s/ Jodie F. Covington
Name: Jodie F. Covington
Title: Assistant Treasurer

MFB INTERNATIONAL HOLDINGS S.À R.L.,
as Lux Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Class A Manager

HBI HOLDINGS AUSTRALASIA PTY LTD,
as Australian Borrower

By /s/ Donald F. Cook
Name: Donald F. Cook
Title: Director

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Antje Focke
Name: Antje Focke
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as Lender

By: /s/ Antje Focke
Name: Antje Focke
Title: Executive Director
[Signature Page to Amendment]

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Anthony Hoye
Name: Anthony Hoye
Title: Director

[Signature Page to Amendment]

PNC Bank, N.A.,
as a Lender

By: /s/ Krutesh Trivedi
Name: Krutesh Trivedi
Title: SVP

[Signature Page to Amendment]

Truist Bank,
as a Lender

By: /s/ Max N. Greer III
Name: Max N. Greer III
Title: Senior Vice President

[Signature Page to Amendment]

HSBC Bank USA, N.A.,
as a Lender

By: /s/ Robert J. Devir
Name: Robert J. Devir
Title: Managing Director

[Signature Page to Amendment]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Christopher M. Aitkin
Name: Christopher M. Aitkin
Title: Vice President

[Signature Page to Amendment]

Fifth Third Bank, National Association,
as a Lender

By: /s/ James Beltz
Name: James Beltz
Title: Vice President

[Signature Page to Amendment]

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Carl Hinrichs
Name: Carl Hinrichs
Title: Director

[Signature Page to Amendment]

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Kevin McCarthy
Name: Kevin McCarty
Title: Director

[Signature Page to Amendment]

MUFG Bank, Ltd. f/k/a/ The Bank of Tokyo-Mitsubishi UFJ Ltd.,
as a Lender

By: /s/ Spencer Hughes
Name: Spencer Hughes
Title: Managing Director

[Signature Page to Amendment]

GOLDMAN SACHS BANK USA,
as a Lender

By: /s/ Mahesh Mohan
Name: Mahesh Mohan
Title: Authorized Signatory

[Signature Page to Amendment]

The Northern Trust Company,
as a Lender

By: /s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment]

Westpac Banking Corporation,
as a Lender

By: /s/ Richard Yarnold
Name: Richard Yarnold
Title: Tier Two Attorney

[Signature Page to Amendment]

Citizens Bank, N.A.,
as a Lender

By: /s/ Doug Kennedy
Name: Doug Kennedy
Title: Senior Vice President

[Signature Page to Amendment]

Sumitomo Mitsui Banking Corporation,
as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By: /s/ Philip Tancorra
Name: Philip Tancorra
Title: Vice President

By: /s/ Yumi Okabe
Name: Yumi Okabe
Title: Vice President

[Signature Page to Amendment]

The Huntington National Bank,
as a Lender

By: /s/ Phil Andresen
Name: Phil Andresen
Title: Vice President

[Signature Page to Amendment]

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By: /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

[Signature Page to Amendment]

The Bank of East Asia, Limited, New York Branch,
as a Lender

By: /s/ James Hua
Name: James Hua
Title: SVP

By: /s/ Kitty Sin
Name: Kitty Sin
Title: SVP

[Signature Page to Amendment]